Exhibit 10.28

INVESTMENT BANKING FEE SATISFACTION AGREEMENT

AGREEMENT dated as of April 4, 2003, between eTrials Worldwide, Inc., a Delaware corporation (“ETRIALS”) formerly eTrials, Inc., and the undersigned, Nazem Inc. (“FINANCIAL CONSULTANT”).

WHEREAS, FINANCIAL CONSULTANT has performed certain services for ETRIALS; and

WHEREAS, ETRIALS and FINANCIAL CONSULTANT agree that ETRAILS will compensate FINANCIAL CONSULTANT as provided on the signature page of this Agreement in full satisfaction of all obligations of ETRAILS to FINANCIAL CONSULTANT.

NOW, THEREFORE, it is hereby agreed:

(1) ETRIALS shall compensate and issue to FINANCIAL CONSULTANT the money and securities listed on the signature page of this Agreement for all services and expenses FINANCIAL CONSULTANT has provided to ETRIALS related to the Araccel merger.

(2) The issuance of such compensation and securities shall constitute satisfaction in full for all services and expenses provided by FINANCIAL CONSULTANT to ETRIALS and any and all obligations of ETRIALS to FINANCIAL CONSULTANT related to the Araccel merger.

(3) Except for the compensation and securities listed on the signature page, FINANCIAL CONSULTANT has no claim for fees or expenses for work performed through the date of this Agreement or any other obligation of ETRIALS related to the Araccel merger.

(4) All existing agreements, oral or written, relating to investment banking or other services between FINANCIAL CONSULTANT and ETRIALS (except provisions related to confidentiality and indemnification) are hereby terminated, including provisions which by their terms would otherwise survive termination of the agreement.

(5) FINANCIAL CONSULTANT hereby represents and warrants that FINANCIAL CONSULTANT has not assigned or otherwise transferred to any other person or entity any rights of FINANCIAL CONSULTANT under this agreement with ETRIALS.

(6) FINANCIAL CONSULTANT hereby becomes a party to the Amended and Restated Investor Rights Agreement of ETRIALS or at his sole discretion to all the rights and privileges secured ultimately by the Series A Preferred Class of shareholder.

(7) This Agreement shall be governed by, and interpreted in accordance with, laws of the State of New York. This Agreement may be executed in one or more counterparts.

IN WITNESS WHEREOF the parties hereto execute this Agreement as of the date first written above.

ETRIALS WORLDWIDE, INC.

By:	/s/ JOHN CLINE
Name:	John Cline
Office:	President & CEO

FINANCIAL CONSULTANT:

Nazem & Company

By:	/s/ FRED NAZEM
Name:	Fred Nazem

Cash to be Received: $150,000 Fee for the Araccel merger and $150,000 fee for the successful completion of the $5 million private placement, to be paid at the closing of the private placement;

Common Stock Warrants: 1,000,000 common stock warrants at an exercise price of $.53 per share

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